UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2010
Date of Earliest Event Reported: May 10, 2010

MEDCAREERS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-152444	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 2925
Atlanta, GA  30328
(Address of principal executive offices)

1100 Hammond Drive Suite 410-A303
Atlanta, GA  30328
(Address of former principal executive offices)

Registrant's telephone number, including area code: (866) 472-7781

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 10, 2010, MedCareers Group, Inc. (the “Company,” “we,” and “us”) entered into a letter of intent to acquire a nurse staffing company.

The formal closing of the transaction is anticipated to occur by May 31, 2010.  The Company expects to have debt financing available for the closing cash requirement and between the debt financing and the revenue generated from the acquired business, the Company believes that there will be ample cash available to make the required monthly payments.

Attached as Exhibit 99.1 is a press release describing some of the preliminary terms of the agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

99.1*	Press Release

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MEDCAREERS GROUP, INC.

Date: May 10, 2010	By: /s/ Robert Bryan Crutchfield
Robert Bryan Crutchfield
Chief Executive Officer